CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS DENOTE OMISSIONS.


                                                                   EXHIBIT 10.63

                                                                  EXECUTION COPY

                             CMG @VENTURES III, LLC

                                  AMENDMENT TO
                       LIMITED LIABILITY COMPANY AGREEMENT


     THIS AMENDMENT, dated as of the 7th day of June, 2002, to the Limited Liability Company Agreement of CMG @Ventures III, LLC (the "Company"), dated as of August 7, 1998 (as amended to date, the "Agreement"), is among CMG@Ventures Capital Corp., a Delaware corporation (the "Capital Member"), and @Ventures Partners III, LLC, a Delaware limited liability company (the "Managing Member" and together with the Capital Member, the "Members"). Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

     WHEREAS, on the date hereof, the Managing Member, in its capacity as the general partner of each of the Funds, entered into an amendment to each of the Fund Agreements; and

     WHEREAS, in connection with such amendments, the Capital Member and the Managing Member desire to modify certain provisions of the Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members hereby agree as follows:

     1. Amendment to Section 4.4. Section 4.4.2 of the Agreement is hereby amended to add, at the end thereof, the following sentence:

     "Notwithstanding anything to the contrary in this Agreement or the Management Contract, in no event shall the Management Fee be reduced in the event that either the Domestic Fund or the Foreign Fund (or both) is in the Continuity Mode (i.e., the contemplated 50% reduction of the Management Fee in such event is hereby waived)."

     The corresponding provisions of the Management Contract between the Company and the Management Company are hereby deemed to be amended in the manner described herein, and the Management Company and the Company, and the Capital Member (by its signature below), hereby consent to such amendment.

     2. Addition of Section 4.5. Article IV of the Agreement is hereby amended by inserting, at the end thereof, the following Section 4.5:

        "Section 4.5 LP Advisory Board. In connection with the amendments to the Fund Agreements made on or about June __, 2002, there has been established an "LP Advisory

     Board" for the Domestic Fund and the Foreign Fund. As provided in such amendments, (i) the LP Advisory Board shall be invited to participate (in person at the principal place of business of the Funds, or by means of telephone conference call) once per month in the regularly scheduled weekly meeting of the general partner of the Funds (i.e., the Managing Member), at which meeting such general partner shall report on Fund activities, and
     (ii) a representative of the Company shall be entitled to attend and participate in all such meetings, but shall not be a member of the LP Advisory Board. Any such representative shall be designated, and may be removed (with or without cause, for any reason or no reason) or replaced, by the Capital Member."

     3. Amendment to Section 8.1. Section 8.1 of the Agreement is hereby amended to read in its entirety as follows:

     "Section 8.1 Events Causing Dissolution.

        The Company shall dissolve and its affairs shall be wound upon the earliest to occur of the following:

                  8.1.1 the Consent of all of the Members;

                  8.1.2 the sale or other disposition by the Company of all or substantially all of its assets;

                  8.1.3 the entry of a decree of judicial dissolution under
     Section 18-802 of the Act; and

                  8.1.4 on [***], provided that the term of the Company may be extended beyond [***] at the request of the Managing Member, for up to three one-year terms, provided that any such extension shall be effective only if approved by the Capital Member."

     4. In all other respects, the Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

MANAGING MEMBER:                                 CAPITAL MEMBER:

@VENTURES PARTNERS III, LLC                      CMG@VENTURES CAPITAL CORP.

By:  /s/ Peter H. Mills                          By:  /s/ Thomas Oberdorf
     ------------------                               -------------------
Name:  Peter H. Mills                            Name:  Thomas Oberdorf

Title:  Managing Member                          Title:  Chief Financial Officer


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

     The Management Company and the Company hereby consent to the amendment to the Management Contract contemplated by Section 1 of this Amendment, as of the date first written above.

                                           @VENTURES MANAGEMENT, LLC


                                           By:  /s/ Peter H. Mills
                                               -------------------
                                                    Authorized Member


                                           CMG @VENTURES III, LLC
                                           By       @Ventures Partners III, LLC,
                                                    Managing Member


                                           By:  /s/ Peter H. Mills
                                                ------------------
                                                    Authorized Managing Member


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